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EXHIBIT 4.7
Specimen Series A Preferred Share Certificate

SERIES A CONVERTIBLE PREFERRED STOCK NO PAR VALUE
[KAHIKI LOGO] KAHIKI
THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR CHICAGO, IL
Certificate Number [number]
Shares [number]
KAHIKI FOODS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

THIS CERTIFIES THAT [name] SEE REVERSE FOR CERTAIN DEFINITIONS is the owner of [number] FULLY -PAID AND NON-ASSESSABLE SERIES A CONVERTIBLE PREFERRED SHARES, NO PAR VALUE OF KAHIKI FOODS, INC (hereinafter called the "Corporation"), transferrable only in the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, KAHIKI FOODS, INC. has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers.


------------------------------------
[facsimile signature]
President


------------------------------------
[facsimile signature]
Secretary

KAHIKI FOODS, INC. SEAL OHIO
DATED: Month Day Year

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES, LLC
(CHICAGO)
TRANSFER AGENT AND REGISTRAR,


By
   ---------------------------------
AUTHORIZED SIGNATURE

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KAHIKI FOODS, INC.

THE CORPORATION WILL MAIL TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR, A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF OTHER CLASSES AND SERIES OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they are written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT
MIN ACT- ______ Custodian _______ under Uniform Gifts to Minors Act _______
                   (Cust)           (Minor)                         (State)

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF TRF MIN ACT ________ Custodian (until age ___) _______
                  (Cust)                            (Minor)

under Uniform Transfers to Minors Act _________
                                       (State)

For value received, ______ hereby sell, assign and transfer unto _____________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_______________________ Shares of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ____________ 20 _____


Signature:
           -------------------------


Signature:
           -------------------------

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.